MET INVESTORS SERIES TRUST

SSgA Growth and Income ETF Portfolio

Supplement Dated July 1, 2010

to

Prospectus Dated May 1, 2010

This Supplement is made as of July 1, 2010 to the Prospectus of Met Investors Series Trust (the “Trust”) dated May 1, 2010 relating to the SSgA Growth and Income ETF Portfolio (the “Portfolio”).

*        *        *

Effective immediately, the section “PORTFOLIO SUMMARY:—Portfolio Managers” on page 6 of the Prospectus is replaced in its entirety with the following:

Portfolio Managers. Daniel P. Farley, CFA, a Managing Director of SSgA FM and the Global Head of Investments for the Multi-Asset Class Solutions Team, and Timothy J. Furbush, CFA, a Principal of SSgA FM and a Portfolio Manager in the Multi-Asset Class Solutions Team, have managed the Portfolio since 2008 and July 2010, respectively. For additional information, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Investment Advisory and Other Services—Portfolio Management” in the Statement of Additional Information.

*        *        *

Effective immediately, the information appearing in the section “ADDITIONAL INFORMATION ABOUT MANAGEMENT—The Subadviser” on pages 19 and 20 of the Prospectus regarding the portfolio managers to the Portfolio is replaced in its entirety with the following:

The Portfolio is managed by the SSgA Multi-Asset Class Solutions Team. Key professionals primarily involved in the day-to-day portfolio management for the Portfolio include Daniel P. Farley, CFA and Timothy J. Furbush, CFA.

Mr. Farley is a Managing Director of SSgA FM and SSgA, and the Global Head of Investments for the Multi-Asset Class Solutions Team. In this role, he is responsible for the management and development of asset allocation strategies for institutional clients worldwide. He is a senior portfolio manager, working with clients in the development of strategic investment policy, Liability Driven Investments solutions, and managing tactical asset allocation, portable alpha, and overlay strategies. Mr. Farley joined SSgA in 1992.

Mr. Furbush is a Principal of SSgA FM and SSgA and a Portfolio Manager in the Multi-Asset Class Solutions Team. He is responsible for developing and implementing customized investment approaches for clients, including strategic and tactical global balanced funds as well as equitization and overlay strategies. Before rejoining SSgA in July 2007, Mr. Furbush spent a year at Fidelity Investments as a Research Analyst on their Consultant Relations Team. From 2005 to 2006, Mr. Furbush worked for SSgA’s Intermediary Business Group as a Research Analyst providing value added research, educational tools and practice management services to financial advisers.

SSgA Growth and Income ETF Portfolio

1